Exhibit 32.1
                                                                    ------------



KERR-McGEE CORPORATION
Kerr-McGee Center
Oklahoma City, Oklahoma 73125


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Luke R. Corbett, the Chief Executive Officer of Kerr-McGee Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Quarterly Report on Form 10-Q for the period that ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report") that:

o the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

o information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


/s/ Luke R. Corbett
----------------------

Luke R. Corbett
Chief Executive Officer
August 6, 2004

                                                                    Exhibit 32.2
                                                                    ------------



KERR-McGEE CORPORATION
Kerr-McGee Center
Oklahoma City, Oklahoma 73125


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Robert M. Wohleber, the Chief Financial Officer of Kerr-McGee Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Quarterly Report on Form 10-Q for the period that ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report") that:

o the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

o information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


/s/ Robert M. Wohleber
----------------------

Robert M. Wohleber
Chief Financial Officer
August 6, 2004